As filed with the Securities and Exchange Commission on January 13, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 30, 1997
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                     33-79012                 36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets


Dominick's, Glendale Heights, Illinois

On September 30, 1997, the Company acquired the entire fee simple interest in a Single User Retail Center located at 23W127 Army Trail Road, in Glendale Heights, Illinois which is leased to Dominick's Finer Foods ("Dominick's") from S-Prime Partners, an unaffiliated third party, for approximately $8,196,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $118.96 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Dominick's was built in 1997 and consists of a one-story, single-tenant retail facility aggregating 68,923 rentable square feet. As of September 30, 1997, Glendale Heights was 100% leased. In evaluating Dominick's as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Dominick's is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenant at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements over the next few years because the facility was completed in 1997. Nevertheless, pursuant to the lease, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

This facility was completed in 1997 and since that time has been fully occupied by Dominick's Finer Foods.

The sole tenant is Dominick's Finer Foods who leases 100% of the rentable square feet. Dominick's Finer Foods is a regional grocery store chain. The lease with Dominick's Finer Foods requires Dominick's Finer Foods to pay base rent equal to $11.75 per square foot per annum payable monthly until April 30, 2007 and $11.90 per square foot per annum payable monthly from June 1, 2007 until May 31, 2017. The Dominick's Finer Foods lease also contains five options to renew the lease each for a five year period. If the first option is exercised, Dominick's Finer Foods will be required to pay base rent equal to $12.40 per square foot per annum payable monthly from June 1, 2017 until May 31, 2022. If the second option is exercised, Dominick's Finer Foods will be required to pay base rent equal to $12.90 per square foot per annum payable monthly from June 1, 2022 until May 31, 2027. If the third option is exercised, Dominick's Finer Foods will be required to pay base rent equal to $13.40 per square foot per annum payable monthly from June 1, 2027 until May 31, 2032. If the fourth option is exercised, Dominick's Finer Foods will be required to pay base rent equal to $13.90 per square foot per annum payable monthly from June 1, 2032 until May 31, 2037. If the fifth option is exercised, Dominick's Finer Foods will be required to pay base rent equal to $14.40 per square foot per annum payable monthly from June 1, 2037 until May 31, 2042.

For federal income tax purposes, the Company's depreciable basis in Dominick's will be approximately $6,900,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Information regarding real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) is not available since Dominick's was completed in 1997. Prior to the completion of the Dominick's, the property was used as a nursery. The Company believes that any tax information relating to the nursery would not be useful to investors.

On September 30, 1997, a total of 68,923 square feet was leased to one tenant. The following tables set forth certain information with respect to the amount and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Dominick's Finer
  Foods             68,923      05/17    1/20 yr.     $809,845        $11.75



                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998-
     2007        -           -           -       $809,845      -           -             -





The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Glendale Heights Dominick's property, as of June 16, 1997, of $8,200,000.00. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Party City, Oak Brook Terrace, Illinois

On November 6, 1997, the Company acquired the entire fee simple interest in a Single User Retail Center located at 17W700 22nd Street in Oak Brook Terrace, Illinois known as "Party City" from D/M 22nd Street L.L.C., an unaffiliated third party, for approximately $1,975,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $197.50 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Party City was built in 1985 and consists of a one-story, single-tenant retail facility aggregating 10,000 rentable square feet. As of December 31, 1997, Party City was 100% leased. In evaluating Party City as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 100% of the rentable square feet at Party City is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenant at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Party City over the next few years. Nevertheless, pursuant to the lease, a substantial portion of any cost of repairs and improvements would be paid by the tenant.

Party City had been vacant for the prior three years. The current lease term began in June 1997.

Party City Corporation, a party goods store, leases 10,000 square feet, or approximately 100% of the rentable square feet. The lease with Party City requires Party City to pay base rent equal to $20.00 per square foot per annum payable monthly until May 2002 and $21.50 per square foot per annum payable monthly from June 2002 until May 2007. The lease contains two options to renew, each for five years. If the first option is exercised, Party City will pay base rent equal to $23.00 per square foot per annum payable monthly from June 2007 until May 2012. If the second option is exercised, Party City will pay base rent equal to $24.50 per square foot per annum payable monthly from June 2012 until May 2017.

For federal income tax purposes, the Company's depreciable basis in Party City will be approximately $1,225,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $10,236. Taxes paid in 1997 might not be reflective of future taxes due to leasing of space.

On December 31, 1997, a total of 10,000 square feet was leased to one tenant at Party City. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          -----------   -----     -------    -----------    -----------
Party City
Corporation         10,000     5/2007     2/5 yr.     $200,000        $20.00


                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998-
     2002        -           -           -       $200,000      -           -             -

   2003-
     2006        -           -           -        215,000      -           -             -

   2007          1         10,000   $ 215,000     215,000 $  21.50       100%          100%

(1) No assumptions were made regarding the releasing of  expired leases.  It is the opinion of the
Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Party City property, as of October 1, 1997, of $2,000,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Roselle Eagle, Roselle, Illinois

On November 26, 1997, the Company acquired the entire fee simple interest in a Single-User Retail Center located at 550 West Lake Street in Roselle, Illinois known as "Roselle Eagle" from Capital Ventures, an unaffiliated third party, for approximately $2,900,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $68.59 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Roselle Eagle was built in 1990 and consists of a single-tenant retail facility aggregating 42,283 rentable square feet. As of December 31, 1997, Roselle Eagle was 100% leased. In evaluating Roselle Eagle as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Roselle Eagle is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenant at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Roselle Eagle over the next few years. Nevertheless, pursuant to the lease, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Roselle Eagle expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1996                       100%                       $7.95
               1995                       100%                        7.95
               1994                       100%                        7.95
               1993                       100%                        7.95
               1992                       100%                        7.95

Eagle Food Centers, a grocery store, leases 42,283 square feet or 100% of the total square footage. The lease with Eagle requires Eagle to pay base rent equal to $7.95 per square foot per annum payable monthly until January 31, 2011. The lease with Eagle contains five options to renew, each for consecutive five year periods at a rate of $7.95 per square foot per annum payable monthly throughout the term.

For federal income tax purposes, the Company's depreciable basis in Roselle Eagle will be approximately $2,100,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $72,194.

On December 31, 1997, a total of 42,283 square feet was leased to one tenant at Roselle Eagle. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Single-user Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------           --------     -----     ------     -----------    -----------

Eagle Food
 Centers, L.P.      42,283     01/2011    5/5 yr.     $335,979         $7.95



                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998-
    2007         -           -           -       $335,979      -           -             -

(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Roselle Eagle property, as of October 7, 1997, of $2,925,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Countryside Shopping Center, Countryside, Illinois

On December 15, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Joliet Road and Willow Springs Road in Countryside, Illinois known as "Countryside Shopping Center" from Arnold Lees Corporation, an unaffiliated third party, for approximately $2,300,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $36.89 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Countryside Shopping Center was built in 1975 and consists of a one-story, multi-tenant retail facility aggregating 62,344 rentable square feet. As of December 31, 1997, Countryside Shopping Center was 100% leased to one tenant, who in turn, sub-leases space to three tenants. In evaluating Countryside Shopping Center as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rate compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Countryside Shopping Center is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Countryside Shopping Center over the next few years. Nevertheless, pursuant to the lease, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Countryside Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               -------------              -------------
               1996                       100%                       $4.28
               1995                       100%                        4.20
               1994                       100%                        4.16
               1993                       100%                        4.16
               1992                       100%                        4.16


Dominick's Finer Foods, a grocery store, leases 100% of the total square footage. The lease with Dominick's requires Dominick's to pay base rent equal to $4.28 per square foot per annum payable monthly until June 2000. The lease with Dominick's contains three options to renew, each for consecutive five year periods at a rate of $4.28 per square foot per annum payable monthly.

For federal income tax purposes, the Company's depreciable basis in Countryside Shopping Center will be approximately $1,600,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $191,264. The real estate taxes payable were calculated by multiplying 1,141,073 assessed value by an equalizer of 2.1517 and a tax rate of 7.790%.

On December 31, 1997, a total of 62,344 square feet was leased to one tenant at Countryside Shopping Center. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot

Dominick's Finer
  Foods             62,344     06/2000    3/5 yr.     $ 266,601       $ 4.28



                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1997           -          -           -       $266,601    -              -             -

   1998           -          -           -        266,601    -              -             -

   1999           -          -           -        266,601    -              -             -

   2000           1        62,344   $ 266,601     266,601 $ 4.28           100%          100%



(1) No assumptions were made regarding the releasing  of  expired leases.  It is the opinion of the
Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Countryside Shopping Center property, as of October 13, 1997, of $2,300,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Terramere Plaza, Arlington Heights, Illinois

On December 19, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Lake-Cook Road and Arlington Heights Road in Arlington Heights, Illinois known as "Terramere Plaza" from C.B. Institution Fund VIII, an unaffiliated third party, for approximately $4,405,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $107.53 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Terramere Plaza was built in 1980 and consists of two one-story, multi-tenant retail facilities aggregating 40,965 rentable square feet. As of December 31, 1997, Terramere Plaza was 89% leased. In evaluating Terramere Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The  Company  anticipates   making   approximately   $195,000  of  repairs  and
improvements to Terramere Plaza for a new roof and parking lot overlay over the next few years.

The table below sets forth certain information with respect to the occupancy rate at Terramere Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1996                       100%                      $12.47
               1995                       100%                       12.21
               1994                        98%                       11.89
               1993                        92%                       11.72

There are no tenants leasing more than 10% of the total square footage at Terramere Plaza.

For federal income tax purposes, the Company's depreciable basis in Terramere Plaza will be approximately $3,300,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $247,803.

On December 31, 1997, a total of 36,255 square feet were leased to eighteen tenants at Terramere Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

White Hen            2,400      12/01     1/5 yr.      $16,800        $ 7.00
Scholastics Sports     750      10/00        -           9,000         12.00
Associated Travel      990      08/01        -          15,840         16.00
Mail Boxes Etc.        875      02/98    1/5 yr.        11,576         13.23
Otavio & Sons        1,255      03/05        -          20,933         16.68
Artist's Frame       2,255      10/00        -          28,581         12.67
Palmer Video         2,120      04/99        -          25,440         12.00
Kim's Temple         2,210      03/99     1/5 yr.       26,564         12.02
Yen Yen              3,430      03/03        -          43,801         12.77
Appell Dental        1,030      01/99     1/5 yr.       13,390         13.00
Pompei Rest.         2,370      04/98        -          32,588         13.75
Baird & Warner       3,000      03/00        -          51,000         17.00
Fancy Colours        3,950      03/99     1/8 yr.       55,932         14.16
Fast Food Pg
  Rest. Inc.         1,447      06/02     1/5 yr.       18,811         13.00
European Tan         1,200      06/99        -          16,631         13.86
A-1 Lock             1,718      10/01        -          18,211         10.60
Jeffery Scott, Ltd.  3,000      02/99        -          45,000         15.00
Illusions            2,255      12/02        -          30,443         13.50
Vacant               4,710



                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998         2         3,245      $44,164     $483,969   $13.61       7.92%         9.13%

   1999         6        13,510      188,254      445,244    13.93      32.98         42.28

   2000         3         6,005       90,629      261,145    15.09      14.66         34.70

   2001         3         5,108       51,950      171,756    10.17      12.47         30.25

   2002         2         3,702       54,115      123,343    14.62       9.04         43.87

   2003         1        3,430        48,294       69,227    14.08       8.37         69.76

   2004         -         -             -          20,933      -          -             -

   2005         1        1,255        20,933       20,933    16.68       3.06        100.00



(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Terramere Plaza property, as of December 11, 1997, of $4,550,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Wilson Plaza, Batavia, Illinois

On December 22, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Wilson Street and Prairie Street in Batavia, Illinois known as "Wilson Plaza" from American National Bank and Trust, as trustee under trust agreement dated June 18, 1986, Trust No. 67678, an unaffiliated third party, for approximately $1,300,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $116.49 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Wilson Plaza was built in 1986 and consists of a one-story, multi-tenant retail facility aggregating 11,160 rentable square feet. As of December 31, 1997, Wilson Plaza was 100% leased. In evaluating Wilson Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Wilson Plaza over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Wilson Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1996                       100%                      $12.64
               1995                       100%                      $12.44
               1994                       100%                      $12.39
               1993                       100%                      $12.39
               1992                       100%                      $12.39

Tenants leasing more than 10% of the total square footage include White Hen Pantry, a convenience store, Dimples Donuts, a donut shop, and Riverside Liquors, a liquor store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

White Hen Pantry    2,400        22%      $ 12.00       Currently    08/31/02
  Option 1                                  14.08       09/01/02     08/31/07
  Option 2                                  15.17       09/01/07     08/31/12
  Option 3                                  16.25       09/01/12     08/31/17

Dimples Donuts      2,100        19%      $ 12.50       Currently    12/31/98
                                            12.75       01/01/99     12/31/00
                                            13.00       01/01/01     12/31/01
  Option 1                                  13.00       01/01/02     12/31/02
                                            13.25       01/01/03     12/31/03
                                            13.50       01/01/04     12/31/04
                                            13.75       01/01/05     12/31/05
                                            14.00       01/01/06     12/31/06

Riverside Liquors   2,485        22%         9.36       Currently    04/31/01


For federal income tax purposes, the Company's depreciable basis in Wilson Plaza will be approximately $975,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $25,089.

On December 31, 1997, a total of 11,160 square feet were leased to seven tenants at Wilson Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

White Hen Pantry     2,400      08/02     3/5 yr.      $28,800        $12.00
Dimples Donuts       2,100      12/01     1/5 yr.       26,250         12.50
Wilsons Cleaners     1,050      07/02     3/5 yr.       16,275         15.50
Subway Sandwiches    1,050      02/00      -            15,750         15.00
Rosati's Pizza       1,025      11/02     2/5 yr.       14,350         14.00
Riverside Liquors    2,485      04/01      -            23,260          9.36
Fantastic Sams       1,050      11/01      -            15,225         14.50

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          -           -           -       $139,910      -           -             -

   1999          -           -           -        141,485      -           -             -

   2000          1         1,050    $  16,800     142,003 $  16.00         9%           12%

   2001          3         5,635       65,785     125,991    11.67        51%           52%

   2002          3         4,475       60,463      60,463    13.51        40%          100%


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Wilson Plaza property, as of September 21, 1997, of $1,320,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Iroquois Center, Naperville, Illinois

On December 29, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Ogden Avenue and Iroquois Avenue in Naperville, Illinois known as "Iroquois Center" from Graystone Realty Corporation, an unaffiliated third party, for approximately $11,900,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $84.40 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Iroquois Center was built in 1983 and consists of two one-story, multi-tenant retail facilities aggregating 140,981 rentable square feet. As of December 29, 1997, Iroquois Center was 81% leased. In evaluating Iroquois Center as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 30% of the rentable square feet at Iroquois Center is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Iroquois Center over the next few years. Nevertheless, pursuant to the terms of the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Iroquois Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1996                        79%                       $8.67
               1995                        78%                        8.59
               1994                        78%                        6.81
               1993                        74%                   Not Available
               1992                        63%                   Not Available


Tenants leasing more than 10% of the total square footage include Total Beverage, a liquor and beverage store and Sears, a hardware store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Total Beverage      20,000        14%     $   13.00     Currently    01/31/03
                                              14.00     02/01/03     01/31/08
   Option 1                                   15.00     02/01/08     01/31/13
   Option 2                                   16.00     02/01/13     01/31/18
   Option 3                                   17.00     02/01/18     01/31/23

Sears               21,824        15%          5.46     Currently    05/31/98
                                               5.96     06/01/98     05/31/99
                                               6.46     06/01/99     05/31/00
                                               7.45     06/01/00     05/31/01
                                               7.70     06/01/01     05/31/02
   Option 1                                    8.69     06/01/02     05/31/05
                                              10.92     06/01/05     05/31/08
   Option 2                                   10.92     06/01/08     05/31/14
   Option 3                                   12.91     06/01/14     05/31/20


For federal income tax purposes, the Company's depreciable basis in Iroquois Center will be approximately $8,170,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $205,422.

On December 29, 1997, a total of 114,629 square feet was leased to twenty-seven tenants at Iroquois Center. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Total Beverage      20,000      11/07     3/5 yr.     $260,000        $13.00
Whole Foods (Dark)  10,000      03/03      -            80,000          8.00
Swingles Furniture   2,400      11/98      -            31,200         13.00
Sears               21,824      05/02     3/6 yr.      119,160          5.46
Starbucks            1,412      02/04     1/5 yr.       28,240         20.00
Kinkos               8,000      08/03     1/5 yr.       80,000         10.00
Cucina Roma          6,575      10/18      -           105,200         16.00
The Chalkboard       9,050      12/98     1/5 yr.       52,580          5.81
Dr. David Newkirk    1,212      10/01      -            21,210         17.50
Fan C Fans           2,000      10/99      -            30,000         15.00
Frank Gironda Salon  1,600      05/98      -            24,800         15.50
American Speedy      1,600      09/01      -            24,000         15.00
Court Sports Plus    1,701      02/98      -            26,365         15.50
Let's Dance          4,879      07/01      -            60,987         12.50
Desktop Express      4,807      12/00     3/3 yr.       62,491         13.00
Sakura of Tokyo      3,030      08/99      -            54,540         18.00
Clothes Clean
  Center             1,080      06/01      -            15,606         14.45
West Suburban
  Currency           1,136      07/98      -            18,176         16.00
Mail Boxes Etc.      1,065      08/00      -            17,040         16.00
Rausch
  Rehabilitation     2,280      08/99      -            35,340         15.50
Illinois Federal
  Credit             1,357      03/00      -            20,355         15.00
Ben's Bistro and
  Catering           1,704      04/99     1/5 yr.       26,412         15.50
One Hour Photo       1,222      04/99     1/5 yr.       23,218         19.00
Travel Agents Intl.  1,373      08/00      -            25,743         18.75
The Chocolate Crave    994      05/99     1/5 yr.       14,910         15.00
A Wolff Tan Sun
  Center             1,116      08/01      -            20,791         18.63
Adreienne's Unusual
  Gifts              1,212      07/99      -            18,180         15.00
Vacant              26,352

                                                           Average    Percent of    Percent of
                                                           Base Rent     Total      Annual Base
                        Approx. GLA Annual Base   Total    Per Square Building  GLA    Rent
  Year       Number of  of Expiring   Rent of    Annual    Foot Under  Represented  Represented
 Ending       Leases      Leases     Expiring     Base     Expiring    by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases     Rent (1)   Leases       Leases        Leases
-----------  ---------  ----------- ----------- --------   ---------- ------------- -----------

   1998          5        15,887    $ 153,123   $1,299,906 $  9.64       11.27%        11.78%

   1999          7        12,442      207,550    1,168,467   16.68        8.83         17.76

   2000          4         8,602      129,303      983,498   15.03        6.10         13.15

   2001          5         9,887      152,622      833,474   15.44        7.01         17.28

   2002          1        21,824      168,045      740,309    7.70       15.48         22.70

   2003          2        18,000      180,000      576,264   10.00       12.77         31.24

   2004          1         1,412       31,064      432,044   22.00        1.00          7.19

   2005-
    2007         -          -            -         400,980     -           -             -

   2008          1        20,000      280,000      400,980   14.00       14.19         69.83


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Iroquois Center property, as of December 9, 1997, of $12,100,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Fashion Square, Skokie, Illinois

On December 30, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located on Skokie Boulevard in Skokie, Illinois known as "Fashion Square" from I.D.S./JMB Balanced Growth, Ltd., an Illinois Limited Partnership, an unaffiliated third party, for approximately $9,255,000. The purchase price was funded using cash and cash equivalents of $3,055,000 and assuming the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through the December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance. The purchase price was approximately $109.42 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Fashion Square was built in 1984 and consists of a one-story, multi-tenant retail facility aggregating 84,580 rentable square feet. As of December 30, 1997, Fashion Square was 88% leased. In evaluating Fashion Square as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 38% of the rentable square feet at Fashion Square is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Fashion Square over the next few years. Nevertheless, pursuant to the terms of the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Fashion Square expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1996                        89%                      $ 11.02
               1995                        89%                        11.28
               1994                       100%                        13.64

Tenants leasing more than 10% of the total square footage include Cost Plus, a home furnishings and accessories store, and Designer Shoe Center, a shoe store. These leases require the payment of base annual rent, payable monthly as follows:
                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Cost Plus           17,190        20%     $   12.00     Currently    01/31/01
                                              12.75     02/01/01     01/31/05
                                              13.50     02/01/05     01/31/08
  Option 1                                    14.00     02/01/08     01/31/13
  Option 2                                    15.00     02/01/13     01/31/18
  Option 3                                    16.00     02/01/18     01/31/23

Designer Shoe
  Center            15,000        18%     $   12.70     Currently    05/31/05
  Option 1                                    14.50     06/01/05     05/31/10
  Option 2                                    15.50     06/01/10     05/31/15
  Option 3                                    16.50     06/01/15     05/31/20
  Option 4                                    18.50     06/01/20     05/31/25

For federal income tax purposes, the Company's depreciable basis in Fashion Square will be approximately $7,000,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) were $478,356.

On December 30, 1997, a total of 74,080 square feet was leased to fifteen tenants at Fashion Square. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Cost Plus            17,190     01/08     3/5 yr.     $206,280        $12.00
Designer Shoe
  Center             15,000     05/05     4/5 yr.      190,500         12.70
Cosmetic Center       5,280     01/01     1/5 yr.       73,920         14.00
Lenscrafters          7,110     07/99     3/5 yr.       88,662         12.47
Factory Card Outlet   3,500     01/01     1/5 yr.       47,250         13.50
Once Upon a Child     3,000     12/00        -          27,000          9.00
Hair Cuttery          1,050     04/01        -          17,850         17.00
Old Navy Storage        950     12/98        -           4,199          4.42
Sally Beauty          2,500     08/99     1/5 yr.       36,250         14.50
Deutsch Luggage       3,000     08/99        -          45,000         15.00
Fox's                 2,000     12/02        -          31,000         15.50
The Answer            4,000     02/02        -          64,000         16.00
Edens Bank            3,000     09/99        -          60,000         20.00
A T & T Wireless      2,500     07/02        -          37,500         15.00
Lane Bryant           4,000     12/02        -          60,000         15.00
Vacant               10,500

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          1           950    $   4,199    $925,411 $   4.42        1.18%          .45%

   1999          4        15,610      229,912     922,712    14.73       19.37%        24.92%

   2000          1         3,000       30,000     694,300    10.00        3.72%         4.32%

   2001          3         9,830      139,020     664,300    14.14       12.20%        20.93%

   2002          3         8,500      128,500     538,173    15.12       10.55%        23.88%

   2003          -          -            -        409,673      -           -             -

   2004          -          -            -        409,673      -           -             -

   2005          1        15,000      109,500     409,673    12.70       18.62%        46.50%

   2006          -          -            -        232,065      -           -             -

   2007          -          -            -        232,065      -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Fashion Square property, as of December 12, 1997, of $9,400,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Naper West Plaza, Naperville, Illinois

On December 30, 1997, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Route 59 in Naperville, Illinois known as "Naper West Plaza" from Naper West, Ltd., an unaffiliated third party, for approximately $14,850,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $89.86 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Naper West Plaza was built in 1985 and consists of a one-story, multi-tenant retail facility, a four-unit retail outlot and a single-tenant outlot, aggregating 165,261 rentable square feet. As of December 30, 1997, Naper West Plaza was 85.5% leased (100% leased if the master lease, which terminates
December 31, 1998, is considered). In evaluating Naper West Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 35% of the rentable square feet at Naper West Plaza is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Naper West Plaza over the next few years. Nevertheless, pursuant to the terms of the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Naper West Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1996                        91%                      $ 9.23
               1995                        89%                        9.43
               1994                        93%                        8.84

Tenants leasing more than 10% of the total square footage include Douglas T.V., a T.V. retail store, and T.J. Maxx, a discount clothing store. These leases require the payment of base annual rent, payable monthly as follows:

                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Douglas T.V.       23,764         14%     $    4.84     Currently    12/31/02
  Option 1                                     9.90     01/01/03     12/31/08

T.J. Maxx          33,260         20%          7.50     Currently    11/30/99
  Option 1                                     8.00     12/01/99     11/31/04

For federal income tax purposes, the Company's depreciable basis in Naper West Plaza will be approximately $10,800,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $281,483.

On December 30, 1997, a total of 141,269 square feet was leased to twenty-six tenants at Naper West Plaza. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

El Famous Burrito    1,888      03/98     1/5 yr.     $ 33,984        $18.00
Shogun Steakhouse    2,403      04/02        -          38,351         15.96
H & R Block          1,048      04/00        -          26,410         25.20
White Mountain
  Creamery           1,415      05/01        -          25,356         17.92
American Mattress    3,109      12/99        -          38,085         12.25
Roger Dunn Golf      4,981      03/02     1/5 yr.       54,791         11.00
National Monument    1,000      06/00        -          18,500         18.50
DOTS                 3,465      01/99        -          41,580         12.00
Douglas T.V.        23,764      12/02     1/5 yr.      115,018          4.84
Once Upon a Child    2,961      09/99        -          42,194         14.25
Nature's Corner      2,363      06/98        -          25,993         11.00
Famous Footwear      5,520      10/99     1/5 yr.       68,172         12.35
Payless Shoes        3,711      12/98        -          51,954         14.00
Dress Barn           3,737      01/99        -          62,782         16.80
Bo Rics              2,204      11/98     1/5 yr.       23,142         10.50
Jenny Craig          2,852      12/98        -          48,484         17.00
Perfume Depot        1,930      10/98     1/5 yr.     $ 22,677        $11.75
TJ Maxx             33,260      11/99     1/5 yr.      249,450          7.50
Pepper's Waterbeds   7,128      06/02        -          85,536         12.00
Brady's Craft Mart   9,217      05/99        -          87,561          9.50
American Oak        11,122      08/00        -          55,610          5.00
Computer Renaissance 1,980      09/01     1/5 yr.       37,620         19.00
For Eyes Optical     3,209      09/02        -          49,740         15.50
Casual Male          2,856      10/99        -          57,120         20.00
Jewelry 3            4,146      01/01     1/5 yr.       80,847         19.50
Olive Garden     Ground Lease   10/98    1/10 yr.       79,968           -
Vacant              23,992

                                                           Average    Percent of    Percent of
                                                           Base Rent     Total      Annual Base
                        Approx. GLA Annual Base   Total    Per Square Building  GLA    Rent
  Year       Number of  of Expiring  Rent of     Annual    Foot Under  Represented  Represented
 Ending       Leases      Leases    Expiring      Base     Expiring    by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)   Leases      Rent (1)   Leases       Leases        Leases
-----------  ---------  ----------- ----------- --------   ---------- ------------- -----------

   1998          7         14,948   $ 286,203   $1,582,296 $ 19.15        9.04%        18.09%

   1999          8         64,125     718,417    1,327,620   11.20       38.79         54.11

   2000          3         13,170     111,642      615,226    8.48        7.97         18.15

   2001          3          7,541     151,385      507,582   20.07        4.56         29.82

   2002          5         41,544     359,252      359,252    8.65       25.13        100.00


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Naper West Plaza property, as of December 17, 1997, of $14,950,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Woodfield Plaza, Schaumburg, Illinois

On January 2, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Golf Road and Basswood Road in Schaumburg, Illinois known as "Woodfield Plaza" from System Realty Seven, Inc., an unaffiliated third party, for approximately $19,200,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $108.22 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Woodfield Plaza was built in 1992 and consists of a one-story, multi-tenant retail facility, a free-standing building and an outlot, aggregating 177,418 rentable square feet. As of December 31, 1997, Woodfield Plaza was 100% leased. In evaluating Woodfield Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 78% of the rentable square feet at Woodfield Plaza is leased to three tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Woodfield Plaza over the next few years. Nevertheless, pursuant to the terms of the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Woodfield Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1997                       100%                      $ 11.73
               1996                       100%                        10.94
               1995                       100%                        10.50
               1994                        98%                   Not Available

Tenants leasing more than 10% of the total square footage include Kohl's, a department store, Linen 'N Things, a house wares store and Barnes & Noble, a book store. These leases require the payment of base annual rent, payable monthly as follows:

                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Kohl's              83,258        47%     $    8.75     Currently    10/31/02
                                               9.62     11/01/02     10/31/07
                                              10.58     11/01/07     10/31/12

Linen 'N Things     32,800        18%     $   10.35     Currently    04/30/98
                                              11.25     05/01/98     09/30/00

Barnes & Noble      22,988        13%     $   19.70     Currently    09/30/02
                                              22.85     10/01/02     09/30/07
                                              26.80     10/01/07     10/31/12


For federal income tax purposes, the Company's depreciable basis in Woodfield Plaza will be approximately $14,500,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $513,949.

On December 31, 1997, a total of 177,418 square feet was leased to ten tenants at Woodfield Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Kohl's              83,258      10/12        -        $728,508        $ 8.75
Paul Harris          3,800      04/99      1/5 yr.      62,700         16.50
Famous Footwear      5,610      05/98        -          67,320         12.00
Cosmetic Center      5,482      05/98        -          76,748         14.00
Linen 'N Things     32,800      12/98        -         339,480         10.35
Barnes & Noble      22,988      10/12        -         452,864         19.70
Davids Bridal       12,044      01/09        -         201,135         16.70
Weight Watchers      2,486      11/00      1/5 yr.      39,776         16.00
America's Best       4,000      08/05      1/10 yr.     64,000         16.00
Leather & Comfort    4,950      12/98        -          48,000          9.70


                                                           Average    Percent of    Percent of
                                                           Base Rent     Total      Annual Base
                        Approx. GLA Annual Base   Total    Per Square Building  GLA    Rent
  Year       Number of  of Expiring   Rent of    Annual    Foot Under  Represented  Represented
 Ending       Leases      Leases     Expiring     Base     Expiring    by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases     Rent (1)   Leases       Leases        Leases
-----------  ---------  ----------- ----------- --------   ---------- ------------- -----------

   1998          4        48,842    $ 561,083   $2,110,065 $ 11.49       27.53%        26.59%

   1999          1         3,800       62,700    1,592,164   16.50        2.14          3.94

   2000          1         2,486       42,262    1,530,707   17.00        1.40          2.76

   2001          -          -            -       1,488,445     -           -             -

   2002          -          -            -       1,492,445     -           -             -

   2003          -          -            -       1,637,291     -           -             -

   2004          -          -            -       1,643,313     -           -             -

   2005          1         4,000       72,000    1,643,313   18.00        2.25          4.38

   2006          -          -            -       1,571,313     -           -             -

   2007          -          -            -       1,571,313     -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Woodfield Plaza property, as of December 5, 1997, of $19,200,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

The Shops at Coopers Grove, Country Club Hills, Illinois

On January 9, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 183rd and Crawford in Country Club Hills, Illinois known as the "Shops at Coopers Grove" from Midwest Property Group, an unaffiliated third party, for approximately $5,800,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $79.98 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

The Shops at Coopers Grove was built in 1991 and consists of a one-story, multi-tenant retail facility aggregating 72,518 rentable square feet. As of December 31, 1997, the Shops at Coopers Grove was 96% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating The Shops at Coopers Grove as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 77% of the rentable square feet at the Shops at Coopers Grove is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to the Shops at Coopers Grove over the next few years. Nevertheless, pursuant to the terms of the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at The Shops at Coopers Grove expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1996                        87%                      $ 7.54
               1995                        87%                        7.48
               1994                        87%                        7.37
               1993                        85%                        7.22
               1992                        85%                        7.22

One tenant leases more than 10% of the total square footage, Eagle Food Center, a grocery store. This lease requires the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Eagle Food Center   56,118        77%     $    7.99     Currently    06/30/11
   Option 1                                    7.99     07/01/11     06/30/36



For federal income tax purposes, the Company's depreciable basis in the Shops at Coopers Grove will be approximately $4,400,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $324,407.

On December 31, 1997, a total of 69,318 square feet was leased to seven tenants at the Shops at Coopers Grove. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Eagle Food Center    56,118     06/11    1/25 yr.     $448,382        $ 7.99
Blockbuster Video     6,400     07/02    1/20 yr.       51,200          8.00
Baskin Robbins        1,200     06/01        -          22,800         19.00
Chop Suey             1,200     10/12        -          21,441         17.87
Subway                1,200     04/01     1/5 yr.       18,458         15.38
4-Star Cleaners       1,600     07/01        -          25,599         16.00
Allstate Ins.         1,600     04/00        -          15,199          9.50
Vacant                3,200

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          -           -           -       $603,083      -           -             -

   1999          -           -           -        607,679      -           -             -

   2000          1          1,600   $  16,800     612,403 $  10.50        2.21%         2.74%

   2001          3          4,000      72,788     597,187    18.20        5.52         12.19

   2002          2          7,600      77,264     525,647    10.17       10.48         14.70

   2003-
    2007         -           -           -        448,383      -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Shops at Coopers Grove property, as of December 31, 1997, of not less than $5,800,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Item 5. Other Events


Potential Property Acquisitions

The Company anticipates purchasing a Neighborhood Retail Center located in Michigan City, Indiana, known as Lake Park Plaza from an unaffiliated third party for a purchase price of approximately $12,275,000. Lake Park Plaza was built in 1990 and consists of a one-story, multi-tenant retail facility aggregating 229,639 square feet. Tenants leasing more than 10% of the total square footage include Wal-Mart and Roundy's.

The Company anticipates purchasing a Neighborhood Retail Center located in Orland park, Illinois, known as Orland Park from an unaffiliated third party for a purchase price of approximately $1,250,000. Orland park was built in 1997 and consists of a one-story, multi-tenant retail facility aggregating 8,500 square feet. Tenants leasing more than 10% of the total square footage include Video Update and All Cleaners.

The Company anticipates purchasing a Single User Retail Center located in West Chicago, Illinois, known as West Chicago Dominick's from an unaffiliated third party for a purchase price of approximately $6,300,000. West Chicago Dominick's was built in 1990 and consists of a one-story, single-tenant retail facility aggregating 77,000 square feet. The center is 100% leased to Dominick's Finer Foods.


Item 7. Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:    January 13, 1998